UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 20, 2009


                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


           NEW YORK                     0-15502                  13-3238402
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019
                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information disclosed under Item 5.02 is incorporated herein by reference.


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(B) AND (E) DEPARTURE AND COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective as of the close of business May 20, 2009 (the "Separation Date"), the employment of Mr. Joseph R. Chinnici as Executive Vice President and Chief Financial Officer of the Company of Comverse Technology, Inc. (the "Company") was terminated.

Subject to Mr. Chinnici's execution and delivery of a release agreement in the form attached to the employment agreement between the Company and Mr. Chinnici, dated as of June 3, 2008 (the "Chinnici Employment Agreement"), Mr. Chinnici will be entitled to receive the following principal severance benefits: (a) a pro rata share of the annual bonus Mr. Chinnici would have earned if he remained employed through the fiscal year ending January 31, 2010 based upon actual performance against performance targets, payable when the bonuses are paid by the Company to its senior level executives; (b) $500,000, representing Mr. Chinnici's base salary at its current rate; (c) $350,000, representing Mr. Chinnici's target bonus; (d) continuation of medical, dental and life insurance coverage for Mr. Chinnici's covered beneficiaries for 12 months following termination of employment and (e) the vesting of his one time, new hire award of 30,000 deferred stock units under the Company's 2005 Incentive Compensation Plan.

The summary of the applicable provisions of Mr. Chinnici's Employment Agreement (including the form of release agreement that constitutes Exhibit A thereto) set forth in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the text of the Chinnici Employment Agreement which is incorporated herein by reference.

(B) AND (C) APPOINTMENT OF PRINCIPAL FINANCIAL OFFICER

On May 26, 2009, the Company issued a press release announcing that the Company entered into an employment agreement (the "Employment Agreement") with Stephen
M. Swad for his services as Executive Vice President and Chief Financial Officer of the Company, reporting to the Company's Chief Executive Officer and replacing Mr. Chinnici, effective on May 26, 2009. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Stephen M. Swad, age 47, was Executive Vice President and Chief Financial Officer of Federal National Mortgage Association (Fannie Mae), a federally chartered provider of funding for the secondary housing mortgage market, from May 2007 to August 2008. Mr. Swad served previously as Executive Vice President and Chief Financial Officer of AOL, LLC, a global web services company from February 2003 to February 2007. Mr. Swad holds a Bachelor of Business Administration from the University of Michigan and is a Certified Public Accountant in the State of Michigan.

The Employment Agreement provides for Mr. Swad's employment as the Company's Executive Vice President and Chief Financial Officer for an initial term commencing on May 26, 2009 and ending on January 31, 2011 (the "Initial Term"), with subsequent one-year automatic extensions unless earlier terminated or not renewed in accordance with the terms of the Employment Agreement. During the Initial Term, Mr. Swad will be paid an annual base salary of $625,000 that will be reviewed no less frequently than annually and may be increased at the discretion of the Company's Board of Directors (the "Board") or its Compensation


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
and Leadership Committee. Mr. Swad will be eligible to receive a bonus of up to $1,025,000 (subject to adjustment for increases in base salary) if certain performance targets, developed by the Chief Executive Officer of the Company, are met; provided, however, that, for fiscal year 2009, Mr. Swad's target bonus will be $625,000 and his bonus shall not be less than $275,000.

During the term of employment, Mr. Swad will be entitled to participate in any other long-term incentive compensation plans, programs and/or arrangements, including equity-based plans, applicable to senior-level executives, as established and modified from time to time by the Board or its Compensation and Leadership Committee in its discretion. In addition, during the term of employment, Mr. Swad will receive equity-based grants at a level commensurate with his position when such other senior-level executives receive grants.

Mr. Swad will also be entitled to participate in all employee welfare, pension, benefit plans and fringe benefit programs applicable to senior-level executives and to be reimbursed for reasonable business expenses and for reasonable legal fees and expenses up to $15,000 incurred in connection with the negotiation and execution of the Employment Agreement. During the term of employment, Mr. Swad will also be entitled to an annual additional supplemental payment to cover perquisites of $25,000 payable as additional salary.

Mr. Swad's employment may be terminated by either the Company or Mr. Swad at any time and for any reason upon sixty (60) calendar days advance written notice.

In the event of a termination of employment due to death or disability, Mr. Swad will be entitled to the following: (i) earned, but unpaid, base salary and earned, but unpaid, annual bonus for the immediately preceding fiscal year; (ii) a pro-rata share of the target bonus of $625,000 and (iii) payment of certain employee benefit amounts and unpaid business expenses. If Mr. Swad's employment is terminated by the Company for cause or by Mr. Swad without good reason or if Mr. Swad terminates the Employment Agreement by notice of nonrenewal, Mr. Swad shall be entitled to earned, but unpaid, base salary and the compensation set forth under clause (iii) above.

If, other than in connection with a change of control, (i) Mr. Swad's employment is terminated by the Company and all of its affiliates for any reason other than cause, (ii) Mr. Swad terminates his employment for good reason within sixty (60) calendar days of becoming aware of the existence of good reason or (iii) the Company terminates Mr. Swad's employment by providing a notice of nonrenewal, then Mr. Swad will be entitled to receive the following benefits: (A) severance pay equal to (1) a pro-rata share of the annual bonus Mr. Swad would have earned if he remained employed through the end of the fiscal year in which he was terminated based upon actual performance against the performance targets, payable when bonuses are paid by the Company to its senior level executives, (2)
1.0 multiplied by the greater of Mr. Swad's base salary in effect immediately prior to the date set forth in the notice of termination or Mr. Swad's base salary immediately prior to any reduction triggering the right to terminate for good reason payable in accordance with the Company's regular payroll practices and (3) 1.0 multiplied by the target bonus of $625,000 payable in a lump sum within the later of 30 calendar days after the date set forth in the notice of termination or the expiration of the revocation period for the release required to be delivered by Mr. Swad to the Company; (B) medical, dental and life insurance coverage continuation for Mr. Swad's covered beneficiaries for 12 months following termination of employment; and (C) (1) earned, but unpaid, base salary and earned, but unpaid, annual bonus for the immediately preceding fiscal year, (2) reimbursement for business-related expenses and (3) such other compensation and benefits, if any, to which Mr. Swad may be entitled from time to time pursuant to the terms and conditions of employee compensation, incentive, equity, benefit or fringe benefit plans of the Company, other than pursuant to any Company severance policy and subject to certain exceptions.


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
If, in connection with or within one year following a change of control, (i) Mr. Swad's employment is terminated by the Company and all of its affiliates for any reason other than cause, (ii) Mr. Swad terminates his employment for good reason within sixty (60) calendar days of becoming aware of the existence of good reason or (iii) the Company terminates Mr. Swad's employment by providing a notice of nonrenewal, then Mr. Swad will be entitled to receive the following benefits: (A) severance pay equal to (1) a pro-rata share of the target bonus of $625,000, payable when bonuses are paid by the Company to its senior level executives, (2) 1.5 multiplied by the greater of Mr. Swad's base salary in effect immediately prior to the date set forth in the notice of termination or Mr. Swad's base salary immediately prior to any reduction triggering the right to terminate for good reason payable in accordance with the Company's regular payroll practices and (3) 1.5 multiplied by the target bonus of $625,000 payable in a lump sum within the later of 30 calendar days after the date set forth in the notice of termination or the expiration of the revocation period for the release required to be delivered by Mr. Swad to the Company; (B) medical, dental and life insurance coverage continuation for Mr. Swad's covered beneficiaries for 18 months following termination of employment; (C) (1) earned but unpaid base salary and earned but unpaid annual bonus for the immediately preceding fiscal year, (2) reimbursement for business-related expenses and (3) such other compensation and benefits, if any, to which Mr. Swad may be entitled from time to time pursuant to the terms and conditions of employee compensation, incentive, equity, benefit or fringe benefit plans of the Company, other than pursuant to any Company severance policy and subject to certain exceptions and
(D) the acceleration or waiver of any time periods or conditions relating to the or conditions relating to any outstanding equity incentive award then held by Mr. Swad.

Mr. Swad is also entitled to certain excise tax gross-up payments in certain circumstances during the Initial Term.

Mr. Swad is also subject to certain confidentiality provisions, restrictive covenants and intellectual property assignment provisions.

The foregoing description is not complete and is qualified in its entirety to the Employment Agreement, attached as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Pursuant to the Employment Agreement, it is contemplated that Mr. Swad will be awarded 210,000 deferred stock units under the Company's 2005 Stock Incentive Compensation Plan at the next scheduled meeting of the Board. The Company and Mr. Swad will enter into a Deferred Stock Award Agreement (the "Deferred Stock Award Agreement") evidencing such award. Each deferred stock unit represents the right to receive one share of common stock, $0.10 par value per share, of the Company on the relevant vesting dates. The deferred stock unit award will vest 1/3 on each of the first, second and third anniversaries of May 26, 2009, subject to accelerated vesting under certain circumstances; provided that, if on any vesting date there is no effective registration statement under the Securities Act of 1933, as amended, in respect of such shares on Form S-8, the delivery of the shares vested on such vesting date will be deferred to the first date following such vesting date on which such shares are the subject of such an effective registration statement, but in no event later than March 15 of the year succeeding such vesting date. Notwithstanding the foregoing, the vesting and delivery of 70,000 of the deferred stock units will be conditioned upon the achievement by the Company and Comverse, Inc. of a specified performance criterion based on pro-forma operating income for fiscal year 2009.


ITEM 7.01   REGULATION FD DISCLOSURE

The press release filed as Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.


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
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                         Description
-------------------------------------------------------------------------------
   10.1 Employment Agreement, dated June 3, 2008, between Comverse Technology, Inc. and Joseph R. Chinnici, including the form of release agreement constituting Exhibit A thereto (incorporated herein by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed with the SEC on June 3, 2008).

-------------------------------------------------------------------------------
   10.2 Employment Agreement, dated May 21, 2009, between Comverse Technology, Inc. and Mr. Stephen M. Swad.

-------------------------------------------------------------------------------
   99.1        Press Release of Comverse Technology, Inc. dated May 26, 2008.

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
                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    COMVERSE TECHNOLOGY, INC.

Date: May 26, 2009                  By: /s/ Andre Dahan
                                        ----------------------------------------
                                    Name:  Andre Dahan
                                    Title: Chief Executive Officer and President



























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
                                  EXHIBIT INDEX


Exhibit No.                         Description
-------------------------------------------------------------------------------
   10.1 Employment Agreement, dated June 3, 2008, between Comverse Technology, Inc. and Joseph R. Chinnici, including the form of release agreement constituting Exhibit A thereto (incorporated herein by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed with the SEC on June 3, 2008).

-------------------------------------------------------------------------------
   10.2 Employment Agreement, dated May 21, 2009, between Comverse Technology, Inc. and Mr. Stephen M. Swad.

-------------------------------------------------------------------------------
   99.1        Press Release of Comverse Technology, Inc. dated May 26, 2008.

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